SUPPLEMENT DATED SEPTEMBER 19, 2008 TO PROSPECTUSES DATED MAY 1, 2008 FOR

VUL GuardSM1

Survivorship VUL GuardSM 1

Variable Universal Life II (“VUL II”)1

Survivorship Variable Universal Life II (“SVUL II”)2

Variable Universal Life (“VUL”)2, 3

Variable Life Select (“VLS”)3, 4

Variable Life Plus (“VLP”)3, 5

1	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.
2	Issued by MassMutual in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions where available.
3	This product is no longer available for sale.
4	Issued by MassMutual in New York and Puerto Rico and by MML Bay State Life Insurance Company (“MML Bay State”) in all other jurisdictions.
5	Issued by MassMutual in New York and by MML Bay State in all other jurisdictions.

This supplement includes information related to the policies described by the above-listed prospectuses:

1.	All references to MML Funds, with the exception of the MML Equity Index Fund (Class II), in each prospectus are revised to include the share class designation “(Initial Class)”.

The following information amends the above-listed prospectuses EXCEPT VLP:

1.	The following text is inserted as a footnote to the Management Fees listed for the Oppenheimer MidCap Fund/VA (Non-Service) in the Investment Management Fees and Other Expenses table.

Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth or fifth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

The following information amends the above-listed prospectuses EXCEPT VLS and VLP:

1.	The following text is inserted as a footnote to the Management Fees listed for the Oppenheimer High Income Fund/VA (Non-Service) in the Investment Management Fees and Other Expenses table.

Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total

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return performance, as measured at the end of any calendar quarter during the waiver period, improves from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period will be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

2.	Effective September 10, 2008, “Essex Investment Management Company, LLC” replaced “Delaware Management Company” as a Co-Sub-Adviser to the MML Emerging Growth Fund (Initial Class) as listed in the Underlying Funds table. Refer to the MML Series Investment Fund prospectus supplement dated September 12, 2008 for more information.

There are no other changes being made at this time.

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